Exhibit 32.1

CHIEF EXECUTIVE OFFICER CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas L. Dempsey, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K for Saddlebrook Resorts, Inc. for the year ended December 31, 2018 fully complies with the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of Saddlebrook Resorts, Inc.

Date: March 29, 2019	/s/ Thomas L. Dempsey
Thomas L. Dempsey
Chairman of the Board and
Chief Executive Officer